                                                                    EXHIBIT 10.1

              INDEPENDENT AUDITORS' REPORT ON SCHEDULE AND CONSENT


The Board of Management
DaimlerChrysler AG:

The audits of DaimlerChrysler AG and subsidiaries ("DaimlerChrysler") referred to in our qualified report dated February 9, 2001, included the related financial statement schedule for each of the years in the three-year period ended December 31, 2000, as contained in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 2000. The financial statement schedule is the responsibility of DaimlerChrysler's management. Our responsibility is to express an opinion on the financial statement schedule based on our audits. In our opinion, based on our audits and the report of other auditors, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

Our auditors' report referred to above contains a qualification as a result of a departure from United States generally accepted accounting principles for DaimlerChrysler's accounting for a material joint venture in 1998 in accordance with the proportionate method of consolidation. In our opinion, United States generally accepted accounting principles required that such joint venture be accounted for using the equity method of accounting.

Our report refers to DaimlerChrysler's adoption in 2000 of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

We consent to incorporation by reference in the registration statements on Form F-3 (Nos. 333-11306 and 333-13160) of DaimlerChrysler North America Holding Corporation and the registration statements on Form S-8 (Nos. 333-5074, 333-7082 and 333-8998) of DaimlerChrysler AG of our report dated February 9, 2001, relating to the consolidated balance sheets of DaimlerChrysler as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2000, and related financial statement schedule. Such consolidated financial statements were prepared in accordance with United States generally accepted accounting principles except for the use of the proportionate method of consolidation in 1998 with respect to a material joint venture, as discussed above. Our report with respect thereto appears in the DaimlerChrysler Annual Report on Form 20-F for the year ended December 31, 2000, and was based in part on the report of other auditors. As discussed above, our report also refers to DaimlerChrysler's adoption in 2000 of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."


                                     KPMG Deutsche Treuhand-Gesellschaft AG
Stuttgart, Germany
February 23, 2001